EXHIBIT 10.32

                           EXCLUSIVE LICENSE AGREEMENT


                                      among


                              CELGENE CORPORATION,


                     CHILDREN'S MEDICAL CENTER CORPORATION,



     and, solely for purposes of Sections 1, 2.4, 2.5, 2.6, 4.2, 4.6, 8.2,
                        9.4, 11, 12, 13, and 16 hereof,



                                 ENTREMED, INC.

                          EXCLUSIVE LICENSE AGREEMENT
                          ---------------------------

     This Exclusive License Agreement ("Agreement") is made effective this 31st day of December, 2002 ("Effective Date") by and among CELGENE CORPORATION, a Delaware corporation having an address at 7 Powder Horn Drive, Warren, New Jersey, 07059, ("Celgene"), CHILDREN'S MEDICAL CENTER CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having its principal office at 300 Longwood Avenue, Boston, Massachusetts 02115 ("CMCC"), and, solely for purposes of Sections 1, 2.4, 2.5, 2.6, 4.2, 4.6, 8.2, 9.4, 11, 12, 13, and 16 hereof, EntreMed, Inc., a Delaware corporation located at 9640 Medical Center Drive, Rockville, Maryland 20850 ("EntreMed").

                                    RECITALS
                                    --------

     WHEREAS EntreMed and Celgene are parties to that certain civil action captioned Celgene Corporation v. James E. Rogan and EntreMed, Inc., Case Number 1:02CV02277 (RBW), pending in the United States District Court for the District of Columbia, and that certain civil action captioned EntreMed, Inc. v. Celgene, Civil Action No. DKC-02-3787, pending in the United States District Court for the District of Maryland Southern Division (collectively, the "Litigations");

     WHEREAS EntreMed and Celgene desire to settle the Litigations and, in connection therewith, to enter into an Asset Purchase Agreement by and between EntreMed, Inc. and Celgene dated December 31, 2002 ("Asset Purchase Agreement"), pursuant to which EntreMed will sell to Celgene certain assets relating to Thalidomide Analogs (as hereinafter defined);

     WHEREAS CMCC is the owner of certain Analog Patents (as hereinafter defined) relating to Thalidomide Analogs, and has exclusively licensed same to EntreMed pursuant to that certain Analog Agreement dated August 6, 2001 ("EntreMed Analog Agreement") and that certain License Agreement dated July 9, 2002 ("EntreMed 3-Amino Agreement"; the EntreMed Analog Agreement and the EntreMed 3-Amino Agreement, collectively, the "EntreMed Analog Agreements"));

         WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement, EntreMed, CMCC and Celgene desire to terminate the EntreMed Analog Agreements, and for Celgene to enter into this Agreement, pursuant to which

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         CMCC shall directly grant Celgene an exclusive, worldwide license under the Analog Patents;

              WHEREAS this Agreement will supercede and replace in its entirety the EntreMed Analog Agreements, which shall automatically terminate without further action by any party upon execution hereof by Celgene and CMCC; and

              WHEREAS this Agreement is entered into pursuant to, and is a condition precedent to, the closing of the transactions contemplated by the Asset Purchase Agreement.

              NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the parties agree as follows:

                                 1. DEFINITIONS
                                    -----------

1.1. "Affiliate" means and includes, as applied to any party, any corporation, company, partnership, joint venture, individual or other entity that controls, is controlled by or is under common control with such party, and "control" shall mean the direct and indirect ownership of at least fifty percent (50%) or the maximum percentage allowed by applicable law, whichever is less, of the outstanding stock or voting rights entitled to elect directors.

1.2. "Amino Thalidomide" means the compound with the following chemical structure:

                               [GRAPHIC OMITTED]

1.3. "Amino Thalidomide Product" means and includes any product that contains Amino Thalidomide as an active ingredient.


                                       3

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1.4. "Analog Field" means and includes any and all uses of any Thalidomide
Analog, alone or in combination, including without limitation (a) in humans and animals, and (b) for any and all diagnostic, prophylactic, therapeutic, and research and development uses.

1.5. "Analog Patents" means and includes:

         (a) the United States and foreign patents and patent applications listed in Appendix A;
         (b) the United States and foreign patents issued from applications listed in Appendix A;
         (c) all United States and foreign divisional and continuations of the patents and patent applications listed in Appendix A, and all resulting United States and foreign patents;
         (d) all United States continuation-in-part applications and equivalent foreign applications, and all resulting patent(s), that are directed to subject matter described in the United States and foreign patents and patent applications listed in Appendix A;
         (e) claims of all later-filed United States and foreign patent applications, and of the resulting patents, that are directed to subject matter described in the United States or foreign patents or patent applications in this Section 1.5;
         (f) all reissues, re-examinations, renewals and extensions of any United States or foreign patents or patent applications described in this Section 1.5.

1.6. "Confidential Information" means all materials, trade secrets or other information, including, without limitation, proprietary information and materials (whether or not patentable) regarding a party's technology, products, business information or objectives, which is designated as confidential in writing by the disclosing party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material, trade secret or other information is disclosed by the disclosing party to the other party. Notwithstanding the foregoing to the contrary (a) materials, trade secrets or other information which is orally or visually disclosed by a party shall constitute Confidential Information if the disclosing party indicated at the time of such disclosure that such materials, trade secrets or other information were confidential and, within ten (10) business days after such disclosure, delivers to the other party a written document or documents describing the materials, trade secrets or other information and referencing the place and date of such oral or visual disclosure and the names of the persons to whom such disclosure was made, and (b) materials, trade secrets or other information which is disclosed in writing without an appropriate letter, stamp or legend shall constitute Confidential Information if the disclosing party, within ten (10) days after such disclosure, delivers to the other party a written document or documents describing the materials, trade secrets or other information, referencing the place and date of such written disclosure and the names of the persons to whom such disclosure was made.

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1.7. "Licensed Method" means and includes any method the practice of which, by an unlicensed third party, would infringe any of the Analog Patents.

1.0. "Licensed Product" means and includes (a) any Amino Thalidomide Product;
(b) any Revimid Product; (c) any product, the making, using, offering for sale, sale, or importation of which, by an unlicensed third party, would infringe any of the Analog Patents; and (d) any product that is disclosed as a species or encompassed by a genus described at column 7, line 1 through column 11, line 50 of U.S. Patent No. 5,712,291 which will not be unreasonably interpreted to encompass products that are not genuine thalidomide analogues including, without limitation, compounds currently referred to as SelCids(TM).

1.9. "Net Sales Revenue" means the gross amount received by the seller for sales of a Licensed Product to third parties, less: (i) cost of freight, postage, and freight insurance; (ii) sales taxes, value added taxes, excise taxes, and customs duties; (iii) cost of export licenses and any taxes, fees or other charges associated with the exportation or importation of such Licensed Product;
(iv) rebates accrued, incurred or paid to Federal and State Medicaid and Medicare and any other price reductions required by a governmental agency; (v) rejected shipments, returns, recalls and retroactive deductions; (vi) the amount received for sales which become the subject of a subsequent temporary or partial recall by a regulatory agency for safety or efficacy reasons outside the control of the seller; and (vii) customary cash, quantity, and trade discounts, provided, however, that a sale or transfer to an Affiliate or Sublicensee for a sale by such Affiliate or Sublicensee shall not be considered a sale for the purposes of this provision but the resale by such Affiliate or Sublicensee shall be a sale for such purpose.

1.10. "Revimid" means the compound with the following chemical structure:


                               [GRAPHIC OMITTED]

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1.11. "Revimid Product" means and includes any product that contains Revimid as an active ingredient.

1.12. "Sponsored Research" means research conducted at CMCC in the Analog Field by, or under the direct supervision of, Dr. Robert D'Amato, the results of which Dr. D'Amato and CMCC are legally able to option to Celgene in accordance with
Section 5 of this Agreement.

1.13. "Sponsored Research Invention" means and includes all inventions or discoveries in the Analog Field that are conceived or reduced to practice, actually or constructively, during and in the conduct of the Sponsored Research and that are not inventions or discoveries disclosed in or claimed by any of the Analog Patents.

1.14. "Sponsored Research Know-How" means and includes any and all technical information discovered or learned in connection with the Sponsored Research that is reasonably necessary or useful for practicing any Sponsored Research Patents, including all, formulas, methods, plans, samples, data, processes, specifications, characteristics, equipment, design, know-how, experience and trade secrets.

1.15. "Sponsored Research Method" means and includes any method the practice of which, by an unlicensed third party, would infringe any of the Sponsored Research Patents, expressly excluding any and all Licensed Methods.

1.16. "Sponsored Research Patent" means and includes and, and all patents and patent applications, worldwide, that describe or claim any Sponsored Research Invention.

1.17. "Sponsored Research Product" means and includes any product the making, using, offering for sale, saie, or importation of which, by an unlicensed third party, would infringe any of the Sponsored Research Patents, expressly excluding any and all Licensed Products.

1.18. "Sublicensee" means any corporation, partnership, business organization, or other third party entity or individual that is not controlled directly or indirectly by Celgene and to whom Celgene sublicenses any of the rights granted to Celgene hereunder.

1.19. "Thalidomide" means the chemical described as 2-(2,6-
Dioxo-3-piperidinyl)-lH- isoindole-1,3(2H)-dione (or as otherwise defined in the Merck Index, entry 9390, 12th ed.), and pharmaceutically acceptable salts thereof.

1.20. "Thalidomide Analog" means and includes any and all analogs, metabolites, precursors, and hydrolysis products of Thalidomide, and all stereoisomers of each of the foregoing, including without limitation (a) all such compounds disclosed, generically or specifically, or claimed by any of the Analog Patents,
(b) Amino Thalidomide and all stereoisomers and metabolites thereof; and (c) Revimid, and all stereoisomers and

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

metabolites thereof.

            2. GRANTS, RELEASES AND COVENANTS NOT TO SUE
               -----------------------------------------


2.1 Grant of License. CMCC hereby grants to Celgene a world-wide, exclusive royalty-bearing license, with the right to sublicense, subject to the provisions of Section 2.2 and 2.3 under CMCCs entire right, title and interest in and to the Analog Patents, to make, use, offer for sale, sell, import, practice, and otherwise dispose of any and all Licensed Products and Licensed Methods in the Analog Field. CMCC shall retain a royalty-free, non-exclusive, irrevocable license to practice Licensed Products and Licensed Methods under the Analog Patents for internal, non-commercial research purposes only.

2.2 Rights and Obligations Related to Government Funding.

    2.2.1 Reservation of Rights. The rights granted to Celgene pursuant to
    Section 2.1 shall be subject to any reserved rights of the United States government pursuant to 35 U.S.C. Section 200 et seq.

    2.2.2 Election of Title. In accordance with 35 U.S.C. Section 202, and all rules, laws and regulations promulgated in connection therewith, CMCC shall duly (a) disclose to the relevant Federal agency (as defined in 35 U.S.C.
    Section 201) all subject inventions (as defined in 35 U.S.C. Section 201) within the Analog Patents, including any arising after the Effective Date hereof, and (b) elect to retain title therein.

2.3. Notwithstanding the license granted in Section 2.1, CMCC shall have the right to grant a research license to the Analog Patents, including Licensed Methods and Licensed Products other than Revimid or a Revimid Product, to non-profit, non-commercial institutions for internal, non-commercial research purposes only, subject to Celgene's prior written consent, which shall not be unreasonably withheld. CMCC shall provide Celgene with a copy of each agreement related to any such license a reasonable time prior to its execution, but no less than twenty (20) business days, in order to allow Celgene to review and comment on same, and CMCC agrees to consider any such comments in good faith. Subject only to this Section 2.3 and Section 2.2.1 herein, CMCC hereby agrees that it shall not grant any other licenses, to make, have made, use, lease and/or sell Licensed Products or to utilize Licensed Methods during the period of time in which this Agreement is in effect.

2.4. Transfer of Materials. As soon as reasonably possible following the Effective Date, but in no event later than forty-five (45) days after such date, CMCC and EntreMed shall provide to Celgene originals or copies of all records, data and documentation relating to the Analog Patents, including without limitation true and complete copies of the prosecution files for all of the Analog Patents, expressly excluding any documents relating to either of

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

the litigations that would be immune from discovery under the attorney-client privilege or a work product immunity.

2.5. Settlement of the Litigations. Each of the Celgene, EntreMed and CMCC (the "Releasing Party"), on behalf of itself and its present and former officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, Affiliates, agents, and assigns, hereby fully and forever releases, acquits and discharges each of the other Parties and its officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, Affiliates, agents, independent contractors, vendors, vendees, customers, attorneys, all other persons acting for or on behalf of any or all of them, and the predecessors, successors, and assigns of each, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that the Releasing Party may have resulting from, or connected in any way with, the matters and things set forth and alleged, or which might have been set forth or alleged, in either of the Litigations. The foregoing releases do not extend to any claim or cause of action arising out of this Agreement. Without limiting the foregoing, it is understood that Celgene and EntreMed have entered into a separate Settlement and Mutual Release Agreement.

2.6. Covenant Not to Sue. EntreMed and CMCC each covenants and agrees, on behelf of itself and its present and former officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, Affiliates, agents, and assigns, that it shall not assert, not assist in the assertion, of any claims, counterclaims, defenses or demands against Celgene, and its present and former officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, Affiliates, agenets, independent contractors, vendors, vendees, customers, attorneys, all other persons acting for or on behalf of any or all of them, and the predecessors, successors, and assigns of each, for, on, or by reason of (a) any fact or circumstance alleged or involved in, or which gave rise to, any claim, counterclaim or defense asserted or that could have been asserted in either of the Litigations, and whether or not based in whole or in part on any fact or circumstance occurring on or after the date of execution of this Agreement, or (b) the making, using, offering for sale, sale or importation of any Licensed Product or Licensed Method. The foregoing covenant not to sue does not extend to or include any action by EntreMed or CMCC relating to enforcement of this Agreement. Without limiting the foregoing, it is understood that Celgene and EntreMed have entered into a separate Settlement and Mutual Release Agreement.

                                  3. DILIGENCE
                                     ---------

3.1. Diligence by Celgene. Celgene shall use reasonable efforts, either directly or through any Sublicensee(s), to initiate and continue clinical development relating to one Licensed Product including either an Amino Thalidomide Product or Revimid Product, and


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to publish the results thereof, consistent with contemporaneous reasonable scientific and business practices and judgments in the pharmaceutical industry and to secure regulatory approval and to make at least one Licensed Product available to the public.

3.2. Celgene's Discretion. CMCC agrees that (i) the decision regarding which Licensed Product to pursue regulatory approval of, and/or to fund and conduct clinical trials of, shall be made by and in the sole discretion of Celgene; and
(ii) with respect to the manner in which any regulatory approval is sought and/or clinical trials are funded and conducted, Celgene shall have sole discretion, including, without limitation, complete control over any regulatory submissions for such Licensed Product to the appropriate regulatory agencies worldwide, including whether, when, and how to file, maintain, withdraw, or abandon an application for regulatory approval of same. In the event that Celgene determines, in the exercise of reasonable business judgment and consistent with then-prevailing scientific standards in the pharmaceutical industry, that the continued development of, and pursuit of regulatory approval for, Celgene's Licensed Product is not warranted or advisable, Celgene may, in its sole discretion, discontinue same, and Celgene's diligence obligations hereunder shall be deemed to be satisfied with respect to that Licensed Product.

3.3. Discontinuation of Development. In the event that Celgene fails to develop at least one Licensed Product pursuant to Section 3.1, then Celgene agrees to negotiate in good faith with CMCC to sublicense under commercially reasonable terms a Licensed Product to a third party.

3.4. CMCC's Right to Terminate for Lack of Due Diligence. Celgene acknowledges that the primary objective of CMCC with respect to the licenses granted hereby is to promote the development and marketing of Licensed Methods and Licensed Products for the public good. To this end, CMCC shall have the right to terminate this Agreement pursuant to Section 6.3 if Celgene fails to exercise reasonable diligence under Section 3.1 or 3.3.

                                  4. PAYMENTS
                                     --------

4.1. Payments to CMCC. In consideration for the termination of the EntreMed Analog Agreements and the rights and licenses granted herein, Celgene shall make the following payments to CMCC:

    4.1.1. Lump Sum Payment. On the Effective Date of this Agreement, a one-time, lump sum, up-front payment of two and one- half million United States dollars ($2,500,000.00); and

    4.1.2. Sponsored Research Funding. On the Effective Date, and on each of the immediately succeeding four anniversaries of such Effective Date, a non-terminable lump-sum payment of three-hundred thousand


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               United States Dollars ($300,000.00) to be used solely and
               exclusively to fund CMCC Sponsored Research. The parties agree that they will separately enter into and conclude by January 31, 2003, a sponsored research agreement with the terms pertinent to the Sponsored Research Funding provided for in this Agreement. In the event that Dr. D'Amato ceases to conduct Sponsored Research, or ceases to be employed by or otherwise affiliated with CMCC, then CMCC shall promptly notify Celgene, and propose a new principal investigator. Celgene may, in its sole discretion, agree to continue the Sponsored Research Funding with the new principal investigator or reject this investigator and Celgene's payment obligations under this Section 4.1.2 shall immediately terminate, effective as of the date of such cessation. In the event that Dr. D'Amato ceases to conduct Sponsored Research at CMCC but continues such research at another academic institution then the remainder of such sponsored research funding will transfer to the new institution.

4.2. Lump-Sum Payment to EntreMed. In consideration for the termination of the EntreMed Analog Agreements, and the settlement of the Litigations, Celgene shall pay to EntreMed, on the Effective Date of this Agreement, consideration as provided for in the Asset Purchase Agreement.

4.3. Running Royalties.
     -----------------

        4.3.1. On An Amino Thalidomide Product. In further consideration for the rights and license granted herein with respect to Amino Thalidomide, Celgene shall pay to CMCC, until the later of the termination of this Agreement or March 1,2013 plus the number of days equivalent to any patent term extension granted to Celgene for an Amino Thalidomide Product under 35 U.S.C. Section 156 with respect to March 1, 2013 only, a royalty equal to two and one-half percent (2.5%) of the Net Sales Revenue received by Celgene for sales of an Amino Thalidomide Product.

        4.3.2. On A Revimid Product. In further consideration for the rights and license granted herein with respect to Revimid, Celgene shall pay to CMCC, until the later of the termination of this Agreement or March 1,2013 plus the number of days equivalent to any patent term extension granted to Celgene for a Revimid Product under 35 U.S.C. Section 156 with respect to March 1,2013 only, a royalty equal to one percent (1.0%) of the Net Sales Revenue received by Celgene for sales of a Revimid Product.


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

        4.3.3. On A Licensed Product. In further consideration for the rights and license granted herein with respect to Licensed Products other than an Amino Thalidomide Product or a Revimid Product, Celgene shall pay to CMCC, a royalty equal to one percent (1.0%) of the Net Sales Revenue received by Celgene for sales of a Licensed Product other than an Amino Thalidomide Product or a Revimid Product. Celgene shall be obligated to pay such royalties under 4.3.3 beginning on the Effective Date and continuing until the latest of: (i) the termination or expiration of this Agreement; (ii) March 1,2013; or (iii) if such Licensed Product is disclosed as a species or encompassed by genus in U.S. provisional application no. 60/310,261, filed August 6, 200l or U.S. patent application no. 10/213,194, filed August 6, 2002 until August 6, 2021. It is expressly understood and agreed that Celgene shall not owe CMCC any royalties for an Amino Thalidomide Product or a Revimid Product other than that recited in Section
               4.3.1 and 4.3.2, respectively.

        4.3.4. Pre-Approval Royalties. Notwithstanding Sections 4.3.1,4.3.2, and
               4.3.3 above, Celgene shall not be obligated to pay any royalty on Net Sales Revenues on sales of Licensed Products of under two hundred and fifty thousand U.S. dollars ($250,000.00) prior to receiving all necessary approvals to market any such product.

4.4. Sublicensee Revenue. If Celgene grants a sublicense ofits exclusive rights under this Agreement with respect to a Licensed Product other than a Revimid Product, Celgene shall pay to CMCC ten percent (l0%) of (a) any non-royalty consideration, including but not limited to any sublicensing and/or milestone payments, received by Celgene from such Sublicensee in exchange for the sublicense of Celgene's rights to such Licensed Product other than a Revimid Product hereunder, respectively, and (b) any royalty income paid by such Sublicensee to Celgene on Net Sales Revenue received by such Sublicensee for the sale of such Licensed Product other than a Revimid Product, respectively, including, without limitation, ten percent (10%) of any lump-sum commercialization milestone payments due to Celgene upon the occurrence of certain threshold levels of sales by such Sublicensee. It is understood that CMCC will not receive less than a royalty equal to (a) two and one-half percent (2.5%) of the Net Sales Revenue received by a Sublicensee for sales of an Amino Thalidomide Product, and (b) one percent (1%) of the Net Sales Revenue received by a Sublicensee for sales of a Revimid Product or a Licensed Product, excluding an Amino Thalidomide Product. It is further expressly understood that Celgene shall not owe CMCC any non-royalty consideration, including but not limited to any sublicensing and/or milestone payments received by Celgene from any Sublicensee for a Revimid Product.


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4.5.  Milestone Payments.

        4.5.1 For a Revimid Product. In further consideration for the rights and licensed granted herein with respect to a Revimid Product, Celgene shall pay to CMCC, four and one-quarter million United States dollars ($4,250,000.00) within thirty (30) days after the first final approval by the United States Food and Drug Administration of a New Drug Application (NDA) filed by Celgene to market a Revimid Product.

        4.5.2. For an Amino Thalidomide Product. In further consideration for the rights and licensed granted herein with respect to an Amino Thalidomide Product, Celgene shall pay to CMCC those payments owed to CMCC by EntreMed as of the Effective Date under Sections 4.1.2,4.1.3 and 4.1.4 of the EntreMed 3-Amino Agreement as follows:

               (a) $150,000 (one hundred and fifty thousand US. dollars) on
                   May 17, 2003;
               (b) $525,000 (five hundred and twenty-five thousand U.S. dollars)
                   due upon initiation of the first Phase III clinical trial for any indication for an Amino Thalidomide Product; and
               (c) $750,000 (seven hundred and fifty thousand U.S. dollars) due upon submission of an NDA (New Drug Application) for any indication for an pino Thalidomide Product.

        4.5.3. On A Licensed Product. In further consideration for the rights and license granted herein with respect to Licensed Products other than an Amino Thalidomide Product or a Revimid Product, Celgene shall pay to CMCC the following payments:

               (a) $500,000 (five hundred thousand U.S. dollars) on January 1,
                   2004;
               (b) $l,000,000 (one million U.S. dollars) on January 1, 2005;
               (c) $1,000,000 (one million U.S. dollars) on January 1, 2006; and
               (d) $3,000,000 (three million US. dollars) within thirty (30)
                   days after the first final approval by the United States Food & Drug Administration of a New Drug Application (NDA) filed by Celgene to market a Licensed Product other than a Revimid Product or an Amino Thalidomide Product. The payments due under Sections 4.5.3(a), (b)

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                   and (c) shall be payable at the time specified above
                   irrespective of any termination of this Agreement.

4.6. No Further Consideration. It is expressly acknowledged and agreed by the parties that, except as expressly set forth in this Section 4, Celgene shall have no obligation to pay to either EntreMed or CMCC any additional consideration in exchange for the settlement of the Litigations, the termination of the EntreMed Analog Agreements, or the rights and licenses granted to Celgene hereunder, and that no other consideration, including without limitation any royalty payments, shall be due to either EntreMed or CMCC for the making, using, offering for sale, sale, importation, practice or other disposition, by or on behalf of Celgene or any sublicensee thereof, of any Licensed Product or Licensed Method.

4.7. Records. Celgene shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to CMCC hereunder. Said books of account shall be kept at Celgene's principal place of business or the principal place of business of the appropriate division of Celgene to which this Agreement relates. Said books and the supporting data shall be retained for five (5) years following the end of the calendar year to which they pertain, and, upon reasonable advance written notice to Celgene, open to the inspection of CMCC or its agents for the sole purpose of verifying Celgene's royalty statement or compliance in other respects with this Agreement and not prior to the first sale of a Licensed Product. CMCC can request auditing of said books and supporting data no more than once each calendar year. Any such audit shall be conducted at CMCC's sole expense and during the normal business hours of Celgene by an independent certified public accountant selected by CMCC that is reasonably acceptable to Celgene.

4.8. Reports. Celgene, within forty-five (45) days after March 31, June 30, September 30 and December 31, of each year, shall deliver to CMCC true and accurate reports, giving such particulars of the business conducted by Celgene and its Sublicensees during the preceding three-month period under this Agreement as shall be pertinent to a royalty accounting hereunder. These shall include at least the following:

        4.8.1. Quantity of Licensed Products sold.

        4.8.2. Total billings for Licensed Products sold.

        4.8.3. Accounting for all Licensed Products sold.

        4.8.4. Deductions applicable as provided in Section 1.9.

        4.8.5. Total royalties due.

        4.8.6. Names and addresses of all Sublicensees of Celgene.


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4.9. With each such report submitted, Celgene shall pay to CMCC the royalties due and payable under this Agreement. If no royalties shall be due, Celgene shall so report. On or before the ninetieth (90th) day following the close of Celgene's fiscal year, Celgene shall provide CMCC with Celgene's certified financial statements for the preceding fiscal-year including at a minimum, a Balance Sheet and an Operating Statement.

4.10. The royalty payments set forth in this Agreement shall, if overdue, bear interest until payment at a per annum rate of two percent (2%) above the prime rate in effect at the Fleet Bank of Boston on the due date. The payment of such interest shall not foreclose CMCC from exercising any other rights it may have as a consequence of the lateness of any payment.

                   5. OPTION TO SPONSORED RESEARCH INVENTIONS
                      ---------------------------------------

5.1. Notice of Sponsored Research Inventions. CMCC shall notify Celgene in writing of each Sponsored Research Invention within thirty (30) days after CMCC becomes aware of same, and such notice shall describe each Sponsored Research Invention in detail sufficient to permit evaluation by Celgene.

5.2. Grant of Exclusive Option. CMCC hereby grants Celgene an exclusive option ("Option") to enter into a License Agreement granting Celgene and its Affiliates
(a) an exclusive, worldwide, royalty-bearing license, with the right to sublicense, under any Sponsored Research Patents, and (b) a non-exclusive, worldwide license, with the right to sublicense, under any Sponsored Research Know-How, in each case to make, use, offer for sale, sell, import, practice and otherwise dispose of any and all products and methods in the Analog Field. The term of the Option granted to Celgene hereunder shall begin on the Effective Date hereof and terminate, on a Sponsored Research Invention-by-Sponsored Research Invention basis, nine (9) months after receipt by Celgene of the notice set forth in Section 5.1 of this Agreement ("Option Period").

5.3. Exercise of Option by Celgene. Celgene may exercise its Option with respect to any Sponsored Research Invention, and the related Sponsored Research Patents and Sponsored Research Know-How, at any time during the relevant Option Period by providing written notice to CMCC stating that it is exercising such Option. With respect to any particular Sponsored Research Invention, if Celgene expressly rejects its Option or the Option Period lapses without any such written notice from Celgene, then CMCC shall have no further obligation to Celgene with respect to such Sponsored Research Invention, it being understood and agreed that Celgene's rights and Option with respect to each other Sponsored Research Invention, and the related intellectual property, shall continue in full force and effect.

5.4. Negotiation of Agreement. Upon the first exercise by Celgene of any Option set forth in Section 5.2 hereof, CMCC and Celgene agree to negotiate in good faith for up to ninety (90) days, or any mutually agreed-upon extension thereof ("Negotiation Period"), for the financial and other material terms of the a license agreement, which shall be in accordance with Section 5.5 of this Agreement ("License Agreement"). CMCC agrees that it will not, during any Option Period and the Negotiation Period, solicit, offer, negotiate or enter into with any third party any agreement, contract or understanding that would be inconsistent with the grant of the Options to Celgene hereunder. If the parties are unable to negotiate and execute a mutually acceptable License Agreement within the Negotiation Period, CMCC shall have no further obligation to Celgene with respect to the Sponsored Research Invention that was the subject of such first-exercised Option, and the terms and conditions of this Section 5.4 shall apply to each subsequently exercised Option until a License Agreement is executed.

5.5. Consideration for License Agreement. In addition to the licenses set forth in Section 5.2 of this Agreement, and in consideration of the rights and licenses granted to Celgene under the License Agreement pursuant to Section 5.4, Celgene shall pay, on a worldwide, annual basis, a commercially reasonable royalty on Net Sales Revenues (as defined herein, mutatis mutandis) received for the sale of Sponsored Research Products or Sponsored Research Methods which royalty rate shall be negotiated in good faith.

                            6. TERM AND TERMINATION
                               --------------------

6.1. Term. Unless otherwise terminated by operation of law or by acts of Celgene or CMCC in accordance with the terms of this Agreement, this Agreement shall terminate upon expiration of all payment obligations under Article 4, whereupon Celgene shall have a royalty-free license to practice the Analog Patents, and to make, use, offer for sale, sell and import Licensed Products.

6.2. Termination By Celgene. With the exception of the Sponsored Research Funding of Section 4.1.2, which is non-terminable, this Agreement and all of Celgene's rights and obligations hereunder shall be terminable by Celgene, if Celgene or its Affiliates or Sublicensee(s) ceases to develop at least one Licensed Product, including either an Amino Thalidomide Product or a Revimid Product, upon ninety (90) days written notice to CMCC, and upon payment of all accounts due CMCC through the effective date of termination. In such event, the provisions of Section 3 shall apply.

6.3. Termination Bv CMCC.
     -------------------

     6.3.1. Non-payment of milestone payments or royalties. Should Celgene fail to pay CMCC milestone payments or royalties due and payable hereunder with respect to a Licensed Product, CMCC shall have the right to terminate this Agreement on ninety

     (90) days notice with respect to such Licensed Product, unless Celgene shall pay CMCC within the ninety (90) day period, all such royalties and interest due and payable on such Licensed Product. Upon the expiration of the ninety (90) day period, if Celgene shall not have paid all such royalties and interest due and payable for such Licensed Product, the rights, privileges and license granted hereunder with respect to such Licensed Product only shall terminate.

     6.3.2. Termination for Lack of Due Diligence. CMCC shall have the right to terminate this Agreement if Celgene or its Affiliates or Sublicensee(s) fails to meet its diligence under Article 3 with respect to at least one Licensed Product. CMCC shall notify Celgene thereof in writing, and Celgene shall have ninety days (90) days following such notification to establish to the reasonable satisfaction of CMCC that (i) Celgene, or its Affiliates or Sublicensee(s), has met such objective or (ii) a revised due diligence plan is necessary and appropriate. In the event Celgene fails to establish the same to CMCC's reasonable satisfaction within the appropriate time, CMCC shall have the right to terminate in whole or in part the license granted to Celgene under this Agreement.

6.4. Accrued Obligations. Any termination of this Agreement for any reason does not relieve either party of any obligation or liability accrued prior to the termination or rescind anything done by either party and the termination does not affect in any manner any rights of either party arising under this Agreement prior to the termination.

6.5. Non-Termination of Sublicensee Agreement. CMCC agrees that if Celgene has provided to CMCC notice that Celgene has granted a sublicense to a Sublicensee under this Agreement, then in the event CMCC terminates this Agreement for any reason, CMCC shall provide to such Sublicensee not less than thirty (30) days prior to the effective date of said termination, written notice of said termination at the address specified by Celgene to CMCC in Celgene's notice to CNCC under Section 11.1. CMCC agrees that upon the Sublicensee's notice as described below and provided the Sublicensee is not in breach of its sublicense, CMCC shall grant to such Sublicensee license rights and terms equivalent to the sublicense rights and terms which the sublicense shall have granted to said Sublicensee; provided that the Sublicensee shall remain a Sublicensee under this Agreement for a period of at least sixty (60) days following receipt of notice from CMCC. Sublicensees shall during said sixty (60) day period provide to CMCC notice wherein the Sublicensee: (i) reaffirms the terms and condition of this Agreement as it relates to the rights the Sublicensee has been granted under the sublicense; (ii) agrees to abide by all of the terms and conditions of this Agreement applicable to Sublicensees and to discharge directly all pertinent obligations of Celgene which Celgene is obligated hereunder to discharge; and
(iii) acknowledges that CMCC shall have no obligations to the Sublicensee other that its obligations set forth in this Agreement with regard to Celgene.

6.6. Survival. The terms and conditions of Sections 1,2.5,2.6,6.4,6.5, 10, 11 and 13 through 16, inclusive, shall survive termination or expiration of this Agreement for as long as necessary to permit their full discharge.

                         7.  WARRANTIES AND DISCLAIMERS
                             --------------------------

7.1. By CMCC. CMCC represents and warrants to Celgene that (a) to the best of its knowledge and with the exception of certain applications which are co-owned with EntreMed, CMCC owns the entire right, title and interest in and to the Analog Patents, (b) CMCC has the lawful right to enter into the Agreement and to grant the licenses hereunder without the consent or approval of another person or entity; (c) the patents and application set forth on Appendix A hereto constitute all of the Analog Patents in which CMCC has an interest on the Effective Date hereof; and (d) other than the named co-inventors on certain of the applications co-owned with EntreMed, CMCC is not aware of any person other than Dr. Robert D'Amato who CMCC believes is, or should be named as, an inventor of any of the Analog Patents.

7.2. By Celgene. Celgene warrants to CMCC that it has the lawful right and authority to enter into this Agreement without the consent or approval of another person or entity.

7.3. Limitation on Damages. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM EXERCISE OF THIS LICENSE OR THE USE OF LICENSED PRODUCTS OR LICENSED METHODS.

                             8. PATENT PROSECUTION
                                ------------------

8.1. By Celgene. Celgene shall have the sole right, but not the obligation, to apply for, prosecute, maintain, renew, extend, abandon, disclaim in whole or in part, or otherwise dispose of, including without limitation the right to prosecute, defend, settle, resolve or otherwise dispose of any interference with any third party's patent rights, including without limitation any patent rights of Celgene, whether before the United States Patent and Trademark Office ("PTO") or any United States court (all of the foregoing, to "Prosecute") any and all Analog Patents, using counsel selected by Celgene. All reasonable costs and expenses of the Prosecution of the Analog Patents (including all governmental filing fees)' shall be paid by Celgene. Celgene shall provide CMCC with copies of all substantive documents received from, or filed with, the PTO and all analogous foreign patent offices in connection with the Prosecution of the Analog Patents.

8.2. Cooperation by CMCC and EntreMed. CMCC and EntreMed shall render reasonable assistance to Celgene in the Prosecution of the Analog Patents in such countries whenever requested to do so upon reasonable notice, including without limitation to cooperate, and to require each past or present employee, consultant, representative, contractor, agent or other individual under the custody or control of CMCC or EntreMed (including without limitation any such individual that is, or is identified as, an inventor of any of the Analog Patents) to cooperate, with Celgene, its attorneys, agents, successors and assigns, to Prosecute, assert, enforce and defend, and to otherwise protect any and all of the Analog Patents and Celgene's rights therein, including, without limitation, to (a) execute such documents, sign all lawful papers, and make all rightful oaths as Celgene deems reasonably necessary or appropriate in connection with same; (b) communicate any facts known or reasonably available respecting any of the Analog Patents; and (c) provide all documents, samples and other tangible materials necessary or useful testimony to Prosecute, assert, enforce and/or defend any of the Analog Patents. Celgene shall reimburse EntreMed and CMCC for all reasonable costs and expenses incurred in connection with rendering such assistance.

                             9. PATENT INFRINGEMENT
                                -------------------

9.1. Notice. In the event that either Celgene or CMCC becomes aware of any potential infringement of any of the Analog Patents, such party shall notify the other party(ies) of the potential infringement in writing and provide a summary of the relevant facts and circumstances known to such party relating to such infringement. CMCC shall not notify a third person of the potential infringement of any of the Analog Patents without first obtaining the express written consent of Celgene.

9.2. By Celgene. CMCC hereby grants to Celgene all rights to sue and recover damages or obtain injunctive relief for past and future infringement, misappropriation, violation or breach of any of the Analog Patents. Celgene shall have the sole right, but shall not be obligated, to prosecute, at its own expense, any infringements of the Analog Patents, to defend the Analog Patents and to recover, for its own account, any damages, awards or settlements resulting therefrom. If Celgene recovers any damages, the damages shall first be used to reimburse Celgene for the prosecution or defense of such action, then to reimburse CMCC for any loss of royalties payable hereunder, and the remaining damages shall be for Celgene's own account. CMCC agrees that Celgene may join it as a party plaintiff in any such suit, without expense to CMCC. Celgene shall have sole control of any such suit and all negotiations for its settlement or compromise, and shall have the sole right to sublicense any alleged infringer for future use of the Analog Patents.

9.3. Joinder of CMCC. In the event that any action, suit or proceeding is brought against, or written notice or threat thereof is provided to, Celgene alleging infringement of any patent or unauthorized use or misappropriation of technology arising out of or in connection with Celgene's practice of Analog Patents, Celgene shall have the right to defend at its own expense such action, suit or proceeding and, in furtherance of such rights, CMCC hereby agrees that Celgene may join it as a party in such suit, without expense to CMCC. Celgene shall hold harmless and indemnify CMCC from and against any order for costs arising without fault of CMCC that may be made against CMCC in such proceedings, unless such order arises out of or relates to facts and circumstances involving a breach of any representations or warranty by any one or more of CMCC.

9.4. Cooperation of CMCC and EntreMed. In the event that Celgene shall undertake the enforcement and/or defense of the Analog Patents by legal or patent office proceedings pursuant to this Agreement, CMCC and EntreMed shall, at the request and expense of Celgene, cooperate in all reasonable respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples and the like.

              10. UNIFORM INDEMNIFICATION AND INSURANCE PROVISIONS
                  ------------------------------------------------

10.1. Celgene shall indemnify, defend and hold harmless CMCC, its corporate affiliates, current or future directors, trustees, officers, faculty, medical and professional staff, employees, students and agents and their respective successors, heirs and assigns (the "Indemnitees"), against any claim, liability, cost, damage, deficiency, loss, expense & obligation of any kind or nature (including without limitation reasonable attorneys' fees and other costs and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product, process or service made, used or sold pursuant to any right or license granted under this Agreement.

10.2. Celgene agrees, at its own expense, to assume the defense of any actions brought or filed against any Indemnitee with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought, using counsel reasonably acceptable to CMCC, and Celgene shall have the exclusive right to control any such defense and to settle any such action.

10.3. Each Indemnitee intending to claim indemnification under this Article 10 shall promptly notify Celgene of any loss, claim, damage, liability or action in respect of such claim. The failure to deliver notice to Celgene within a reasonable time after commencement of any such loss, claim, damage, liability or action shall relieve Celgene of any liability to any Indemnitee under this
Article 10 to the extent that such failure prejudices Celgene's ability to defend same, but the omission to so deliver notice to Celgene will not relieve it of any liability that it may otherwise have to any Indemnitee under this
Article 10.

10.4. Each Indemnitee shall cooperate fully with Celgene and its legal representatives in the investigation and defense of any loss, claim, damage, liability or action covered by the indemnification provisions of this Article 10.

10.5. Beginning at the time as any such product, process or service is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Celgene or by a sublicensee, Affiliate or agent of Celgene, Celgene shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $2,000,000 per incident and $2,000,000 annual aggregate and naming the Indemnitees as additional insureds. Such commercial general liability insurance shall provide
(i) product liability coverage and (ii) contractual liability coverage for Celgene's indemnification under Article 10, Sections 10.1 through 10.3 of this Agreement. If Celgene elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $250,000 annual aggregate), such self-insurance program must be acceptable to CMCC and the Risk Management Foundation of the Harvard Medical Institutions, Inc. The minimum amount of insurance coverage required under this Article 10, Section 10.3, shall not be construed to create a limit of Celgene's liability with respect to its indemnification under Article 10, Paragraphs 10.1 through 10.3 of this Agreement.

10.6. Celgene shall provide CMCC with written evidence of such insurance upon request of CMCC. Celgene shall provide CMCC with written notice at least fifteen
(15) days prior to the cancellation, non-renewal or material change in such insurance. Notwithstanding any other term of this Agreement, if Celgene does not obtain replacement insurance providing comparable coverage within such fifteen
(15) day period, CMCC shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice of any additional waiting periods.

10.7. Celgene shall maintain such commercial general liability insurance during
(i) the period that any such product, process or service is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Celgene or by a sublicensee, Affiliate or agent of Celgene and
(ii) a reasonable period after the period referred to above, which in no event shall be less than fifteen (15) years.

10.8. The provisions of this Article 10 shall survive expiration or termination of this Agreement.

10.9. CMCC MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF NON-INFRINGEMENT, WITH RESPECT TO ANY MATTER WITHIN THE SCOPE OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY WARRANTY WITH RESPECT TO THE PATENT RIGHTS, LICENSED PRODUCTS, OR ANY PATENT, TRADEMARK, SOFTWARE, TRADE SECRET, TANGIBLE RESEARCH PROPERTY; INFORMATION OR DATA LICENSED OR OTHERWISE PROVIDED TO CELGENE HEREUNDER, AND HEREBY DISCLAIMS THE SAME.

                                  11. NOTICES
                                      -------

11.1. Any notice or payment required to be given to either party will the deemed to have been properly given and to be effective (a) on the date of delivery if delivered in person, by telefax, or overnight courier, or (b) five (5) days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to another address as it shall designate by written notice given to the other party.

In the case of Celgene:                    In the case of CMCC:

Celgene Corporation                        Children's Hospital
Attn: Chief Financial Officer              Chief Intellectual Property Officer
7 Powder Horn Drive                        300 Longwood Avenue
Warren, NJ 07059                           Boston, MA 02115
Fax: (732) 805-3931                        Fax: (617) 232-7485

With a copy to:                            Children's Medical Center Corporation
                                           Attn: General Counsel
Pennie & Edmonds LLP                       300 Longwood Avenue
Attn: Anthony M. Insogna, Esq.             Boston, MA 02115
1155 Avenue of the Americas                Fax: (617) 739-5928
New York, NY 10036
Fax: (212) 869-9741                        With a copy to:

                                           Hale and Door LLP
                                           Attn: Steven Singer, Esq.
                                           60 State Street
                                           Boston, MA 02109
                                           Fax: (617) 526-5000

                                           In the case of EntreMed:

                                           EntreMed Corporation
                                           Attn: President
                                           9640 Medical Center Drive
                                           Rockville, MD 20850
                                           Fax: (301) 217-0132

                                           With a copy to:

                                 12. ASSIGNMENT
                                     ----------

12.1. Subject to the restrictions set forth herein, this Agreement, and every provision hereof, shall be binding upon and shall inure to the benefit of the parties, their respective successors, successors-in-title, heirs and assignees, and each and every successor-in-interest to any party, whether such successor acquires such interest by way of gift, inheritance, purchase, foreclosure, or by any other methods, shall hold such interest subject to all the terms and provisions of this Agreement; provided however that Celgene shall not assign or transfer the whole or any part of this Agreement or its rights hereunder without the agreement of CMCC which agreement shall not be unreasonably withheld except that Celgene may assign this Agreement in connection with the transfer or sale of all or substantially all of its assets or business or its merger or consolidation with another organization or other change'of control transaction without CMCC's consent. EntreMed may not assign any of its rights or obligations under this Agreement without the prior written consent of Celgene.

                                   13. WAIVER
                                       ------

13.1. No waiver by either party of any breach or default of any of the covenants or agreements set forth will be deemed a waiver of any subsequent or similar breach or default.

                               14. GOVERNING LAWS
                                   --------------

14.1. This Agreement shall be interpreted and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to choice of law doctrine, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of such patent or patent application. Each party hereby submits itself for the sole purpose of this Agreement and any controversy arising hereunder to the jurisdiction of the state and federal courts located in the Commonwealth of Massachusetts and any courts of appeal therefrom, and waives any objection on the grounds of lack of jurisdiction (venue or otherwise) to the exercise of such jurisdiction over it by any such courts

                              15. CONFIDENTIALITY
                                  ---------------

15.1. Restrictions on Disclosure and Use. With regard to Confidential Information, the receiving party agrees:

      15.1.1. not to use the Confidential Information except for the sole purpose of performing under the terms of this Agreement;

     15.1.2. to safeguard Confidential Information against disclosure to others with the same degree of care as it exercises with its own Confidential Information of a similar nature;

     15.1.3. not to disclose Confidential Information to others (except to its employees, agents or consultants who are bound by a like obligation of confidentiality) without the express prior written permission of the disclosing party, except that the receiving party shall not be prevented from using or disclosing any of the Confidential Information:

             (a) which the receiving party can demonstrate by written records was previously known to it; or

             (b) which is now, or becomes in the future, public knowledge other than through acts or omissions of the receiving party; or

             (c) which is lawfully obtained by the receiving party from sources independent of the disclosing party; and

             (d) which are required by law to be disclosed, only to the extent so required.

15.2. Term and Scope of Obligation. For purposes of this Agreement, and subject to the exclusions set forth in Section 15.1(a) through (d) hereof, all information pertaining to the prosecution; enforcement or defense of the Analog Patents shall be treated by all parties as the Confidential Information of the other party. The secrecy obligations of the parties with respect to ConfidentLal Information shall continue for a period ending five (5) years from the termination or expiration of this Agreement.

15.3. Permitted Disclosures and Use. Notwithstanding Section 15.1, Celgene shall have the right to disclose Confidential Information (i) as necessary in the course of seeking or enforcing patent rights, or obtaining regulatory approval to manufacture or market Licensed Products, Licensed Methods, or other products or methods and (ii) as reasonably required in the course of any actual or potential financing or sublicensing arrangement; provided, however, that any disclosure under (ii) shall be pursuant to a confidentiality agreement between Celgene and such third party which preserves the rights of CMCC hereunder.

15.4. Public Announcements. Any press release, public announcement or similar publicity by the parties with respect to this Agreement shall be subject to the prior consent of the other parties, which consent shall not be unreasonably withheld, unless such communication is required to be made by law or pursuant to the rules and regulations of the Securities and

Exchange Commission or the New York Stock Exchange listing requirements or an equivalent agency and after consultation and coordination among the parties.

                               16. MISCELLANEOUS
                                   -------------

16.1. Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

16.2. Amendments. No amendment or modification of this Agreement is valid or binding upon the parties unless made in writing and signed on behalf of each party.

16.3. Entire Understanding. This Agreement, and any appendices hereto (each of which is hereby incorporated herein in their entirety), embody the entire understanding of the parties and supersedes all previous communications, representations, or understandings, either oral or written, between the parties relating to the Analog Patents, including without limitation the EntreMed Analog Agreements, which are hereby terminated in their entirety.

16.4. Severability. In case any of the provisions contained in this Agreement are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability must not affect any other provisions, but this Agreement must be construed as if such invalid or illegal or unenforceable provisions had never been contained in this Agreement.

16.5. Counterparts. This Agreement may be signed in duplicate counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Celgene, CMCC and EntreMed have executed this Agreement, by their respective officers duly authorized, on the day and year written below.

CELGENE  CORPORATION


By:    /s/ Robert J. Hugin
       ------------------------------

Name:  Robert J. Hugin
       ------------------------------

Title: SVP & CFO
       ------------------------------

Date:  12/31/02
       ------------------------------


CHILDREN'S MEDICAL CENTER CORPORATION

By:    /s/ Stuart J. Novick
       ------------------------------

Name:  Stuart J. Novick
       ------------------------------

Title: Sr. V.P. and General Counsel
       ------------------------------

Date:  December 31, 2002
       ------------------------------


ENTREMED,  INC.

(Solely for purposes of Sections 1, 2.4,2.5,2.6,4.2,4.5,8.2,9.4, 11, 12, 13, and
16)

By:    /s/ Neil Campbell
       ------------------------------

Name:  Neil Campbell
       ------------------------------

Title: President and COO
       ------------------------------

Date:  December 31, 2002
       ------------------------------

                                   APPENDIX A


--------------------------------------------------------------------------------------------------------
TITLE                          COUNTRY           STATUS       PATENT NO.    SERIAL NO.     FILING DATE
--------------------------------------------------------------------------------------------------------

Teratogenic Compounds as         US             Abandoned                   08/025,046       3/1/1993
Angiogenesis Inhibitors
(Thalidomide)
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Issued         5,629,327    08/168,817       12/15/1993
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Australia      Issued         676,722      62486/94         2/24/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Canada         Pending                     2,157,288        2/24/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Canada         Pending                     2,342,974        2/24/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     EPO            Pending                     94 909773.7      2/24/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     PCT            Nat'l Phase                 PCT/US94/01971   2/24/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Chile          Issued         40,533       289-94           2/28/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Argentina      Abandoned                   327,541          3/1/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Brazil         Abandoned                   PI9400764        3/1/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Colombia       Abandoned                   94008093         3/1/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Mexico         Published                   94 01547         3/1/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
TITLE                          COUNTRY           STATUS       PATENT NO.    SERIAL NO.     FILING DATE
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Peru           Pending                     237,564           3/1/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Venezuela      Pending                     0296-94           3/4/1994
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Issued         5,593,990    08/371,987        1/13/1995
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Issued         5,712,291    08/468,792        6/6/1995
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Japan          Pending                     520046/94         9/1/1995
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     South Korea    Pending                     703700/1995       9/1/1995
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     New Zealand    Issued         262676       262676            9/22/1995
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Abandoned                   60/028,708        11/5/1996
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Brazil         Pending                     PI1101014-2       5/14/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Issued         6,235,756    08/918,610        8/22/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Issued         6,071,948    08/950,673        10/16/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Abandoned                   08/955,638        10/23/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Abandoned                   08/963,058        11/3/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
TITLE                          COUNTRY           STATUS       PATENT NO.    SERIAL NO.     FILING DATE
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Australia      Pending                     51973/98          11/4/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Canada         Pending                     2,270,887         11/4/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     EPO            Pending                     97946884.0        11/4/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Japan          Pending                     10-521728         11/4/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     New Zealand    Pending                     336035            11/4/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     PCT            Nat'l Phase                 PCT/US97/20116    11/4/1997
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Teratogenic Compounds as         US             Pending                     09/107,578        2/24/1998
Angiogenesis Inhibitors
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Abandoned                   60/079,422        3/26/1998
Inhibition of Angiogenesis
(EM138 as Inhibitor of
--------------------------------------------------------------------------------------------------------

Enantiomers of 2-Methyl-2-       US             Abandoned                   60/085,037        5/11/1998
Phthalimidinoglutaric Acid
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Issued         6,114,355    09/126,542        7/30/1998
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Analogs of 2-                    US             Abandoned                   60/097,384        8/21/1998
Phthalimidinoglutaric Acid
--------------------------------------------------------------------------------------------------------

Synthesis, Enantiomeric          US             Abandoned                   60/108,037        11/12/1998
Separation, and QSAR of 2-
Phthalimidino-Glutaric Acid
Analogs
--------------------------------------------------------------------------------------------------------

Methods and Composition for      Hong Kong      Pending                     98115898.4        12/28/1998
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
TITLE                          COUNTRY           STATUS       PATENT NO.    SERIAL NO.     FILING DATE
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Issued         6,228,879    09/277,402        3/26/1999
Inhibition of Angiogenesis
(EM138 as Inhibitor of
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Pending                     09/287,377        4/7/1999
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Composition for      US             Abandoned                   09/300,202        4/27/1999
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Analogs of 2-                    Australia      Pending                     41837/99          5/11/1999
Phthalimidinoglutaric Acid
--------------------------------------------------------------------------------------------------------

Analogs of 2-                    Canada         Pending                     2,331,461         5/11/1999
Phthalimidinoglutaric Acid and
Their Use as Inhibitors of
Angiogenesis
--------------------------------------------------------------------------------------------------------

Analogs of 2-                    EPO            Published      1091726      99 925585.4       5/11/1999
Phthalimidinoglutaric Acid and
Their Use as Inhibitors of
Angiogenesis
--------------------------------------------------------------------------------------------------------

Analogs of 2-                    PCT            Nat'l Phase                 PCT/US99/10287    5/11/1999
Phthalimidinoglutaric Acid
--------------------------------------------------------------------------------------------------------

Analogs of 2-                    US             Pending                     09/309,464        5/11/1999
Phthalimidinoglutaric Acid
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     New Zealand    Pending                     336527            6/30/1999
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Issued         6,469,045    09/545,139        4/7/2000
Inhibition of Angiogenesis with
EM-138
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Pending                     09/545,654        4/10/2000
Inhibition of Angiogenesis with
EM-138
--------------------------------------------------------------------------------------------------------
Methods and Compositions for     US             Pending                     09/547,087        4/11/2000
Inhibition of angiogenesis with
EM-138
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
TITLE                          COUNTRY           STATUS       PATENT NO.    SERIAL NO.     FILING DATE
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Pending                     09/578,845        5/25/2000
Inhibition of Angiogenesis with
EM-138
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Hong Kong      Pending                     00103555.1        6/13/2000
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Pending                     09/704,054        11/1/2000
Inhibition of Angiogenesis with
EM-138
--------------------------------------------------------------------------------------------------------

Analogs of 2-                    South Korea    Pending                     7012550/2000      11/9/2000
Phthalimidinoglutaric Acid
--------------------------------------------------------------------------------------------------------

Amino Derivatives of EM-138      US             Issued         6,420,414    09/710,533        11/9/2000
and Methods of Treating
Angiogenesis With Same
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Pending                     09/710,534        11/9/2000
Inhibition of Angiogenesis with
EM-12 Derivatives
--------------------------------------------------------------------------------------------------------

Analogs of 2-                    Japan          Pending                     2000-547948       11/13/2000
Phthalimidinoglutaric Acid
--------------------------------------------------------------------------------------------------------

Synthesis of 3-aminothalidomide  US             Pending                     60/250,219        11/30/2000
and its Enantiomers
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Pending                     09/788,872        2/20/2001
Inhibition of Angiogenesis with
EM-138
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Japan          Pending                     50214/01          2/26/2001
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     Canada         Pending                                       4/10/2001
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------

Methods for Inhibition of        US             Pending                     09/899,344        7/5/2001
Angiogenesis with 3-amino
Thalidomide
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
TITLE                          COUNTRY           STATUS       PATENT NO.    SERIAL NO.     FILING DATE
--------------------------------------------------------------------------------------------------------

Methods for Inhibition of        US             Pending                     09/899,318        7/5/2001
Angiogenesis with 6-Amino
EM-12
--------------------------------------------------------------------------------------------------------

Synthesis and Anti-Tumor         US             Pending                     60/310,261        8/6/2001
Activity of Nitrogen Substituted
Thalidomide Analogs
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Pending                     09/966,895        9/28/2001
Inhibitions of Angiogenesis with
S(-)-3-Amino Thalidomide
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Pending                     10/001,183        10/24/2001
Inhibition of Angiogenesis with
Phthaloyl Glutamic Acid
Derivatives
--------------------------------------------------------------------------------------------------------

Synthesis of 3-Amino-            US             Pending                     10/003,461        11/30/2001
Thalidomide and Its Enantiomers
--------------------------------------------------------------------------------------------------------

Synthesis of 3-Amino-            PCT            Pending                     PCT/US01/45229    11/30/2001
Thalidomide and Its Enantiomers
--------------------------------------------------------------------------------------------------------

Pharmaceutical Composition of    US             Pending                     10/015,252        12/12/2001
6-Amino EM-12
--------------------------------------------------------------------------------------------------------

Pharmaceutical Composition of    US             Issue Fee                   10/020,391        12/12/2001
3-Amino Thalidomide                             Paid
--------------------------------------------------------------------------------------------------------

Methods and Compositions for     US             Pending                     10/026,037        12/19/2001
Inhibition of Angiogenesis with
EM-138
--------------------------------------------------------------------------------------------------------

Enantiomers of 6-Amino EM-12     US             Pending                     10/026,291        12/20/2001
and Method of Use
--------------------------------------------------------------------------------------------------------

Method of Treating Diseases      US             Pending                     10/166,539        6/10/2002
Using 3-Amino Thalidomide
--------------------------------------------------------------------------------------------------------

Method of Treating Diseases      US             Pending                     10/167,531        6/11/2002
Using 6-Amino EM-12
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
TITLE                          COUNTRY           STATUS       PATENT NO.    SERIAL NO.     FILING DATE
--------------------------------------------------------------------------------------------------------

Synthesis and Anti-Tumor         US             Pending                     10/213,294        8/6/2002
Activity of Nitrogen Substituted
Thalidomide Analogs
--------------------------------------------------------------------------------------------------------

Synthesis and Anti-Tumor         PCT            Pending                     PCT/US02/25112    8/6/2002
Activity of Nitrogen Substituted
Thalidomide Analogs
--------------------------------------------------------------------------------------------------------

Method and Compositions for      US             Pending                     10/272,436        10/15/2002
Inhibition of Angiogenesis
--------------------------------------------------------------------------------------------------------
